EXHIBIT 32.2

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Sysview Technology, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) The Quarterly Report on Form 10-QSB/A-1 for the quarter ended September 30, 2005 (the "Form 10-QSB/A-1") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-QSB/A-1 fairly presents, in all materials respects, the financial condition and results of operations of the Company.


                                    /s/ William Hawkins
Date:  August 16, 2006
                                    ------------------------------------------
                                    William Hawkins, Acting Chief Financial
                                      Officer, Chief Operating Officer and
                                      Secretary


         This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.